EXHIBIT 99.1

SLIDE PRESENTATION

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

2nd Quarter 2012
Earnings Webcast
National Penn Bancshares, Inc.

5

Safe Harbor Regarding Forward Looking Statements
 This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’
or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
 National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: regulatory requirements or other actions mandated by National Penn’s regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), deterioration in the credit quality of loans, the effect of credit risk exposure, the geographic concentration of National Penn’s operations, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, National Penn’s ability to raise capital and maintain capital levels; increases in operating costs (including those mandated by National Penn’s regulators), competition for personnel and from other financial institutions, variations in interest rates, interruptions or breaches of National Penn’s security systems, the development and maintenance of National Penn’s information technology, the ability of National Penn and its subsidiaries to pay dividends, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.
Non-GAAP Financial Measures
 This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United
States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.
 • Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the company’s tangible capital trends.
 • Tangible book value expresses tangible common equity on a per-share basis. Tangible book value provides a method to assess the level of tangible net assets on a per-share basis.
 • Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.
 • Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.
 Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying
Financial Highlights and financial data tables.

6

Q2 2012 Highlights
• Continued strong earnings performance
• Maintained superior asset quality
• Continued to provide increased returns of capital to
 our shareholders
 • Increased quarterly common stock cash dividend from
 $0.07 to $0.09 per share - 5th consecutive increase
 • Repurchased 2.2 million common shares
• Enhanced strong capital position providing for future
 capital management opportunities.

7

($millions except per share data)	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011
Net income available to common shareholders	$ 22.4	$ 25.3	$ 20.7	$ 24.8	$ 23.2
After-tax adjustments:					
FV mark on trust preferred securities	0.5	(1.1)	1.0		
Corporate reorganization expense			1.4		
Adjusted net income*	$ 23.0	$ 24.2	$ 23.2	$ 24.8	$ 23.2
Diluted earnings per common share	$ 0.15	$ 0.17	$ 0.14	$ 0.16	$ 0.15
After-tax adjustments:					
FV mark on trust preferred securities	-	(0.01)	0.01		
Corporate reorganization expense			0.01		
Adjusted diluted earnings per share*	$ 0.15	$ 0.16	$ 0.16	$ 0.16	$ 0.15

NATIONAL PENN

Consistent Quarterly Earnings

*A Non-GAAP measure.

8

Strong Adjusted Earnings Per Share and Return on Assets Trends

$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$0.15
$0.16
$0.16
$0.16
$0.15
1.08%
1.15%
1.08%
1.16%
1.09%
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Adjusted Earnings Per Share*
Adjusted ROA*

NATIONAL PENN

*A Non-GAAP measure.

9

$70
$65
$60
$55
$50
$45
$40
3.80%
3.60%
3.40%
3.20%
3.00%
$65.0
$64.4
$64.5
$63.8
$63.2
3.53%
3.46%
3.49%
3.55%
3.48%
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Net Interest Income
Net Interest Margin (FTE)

NATIONAL PENN

Net Interest Income and Margin

($millions)

10

5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.90%
4.68%
4.52%
4.51%
4.46%
4.34%
4.39%
4.27%
1.02%
0.74%
0.51%
0.47%
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Yield on Assets
Cost of Borrowings*
Cost of Deposits

NATIONAL PENN

Net Interest Margin Component Trends

*Cost of borrowings excludes customer cash management repurchase agreements and subordinated debentures.

11

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,399
$3,389
$3,432
$3,472
$3,483
$1,780
$1,772
$1,756
$1,730
$1,728
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Consumer
Commercial

NATIONAL PENN

Loan Trends

($millions)
$5,179
$5,161
$5,188
$5,202
$5,211

12

$450
$400
$350
$300
$250
$15
$12
$9
$6
$3
$0
$403
$375
$370
$347
$302
$3.0
$-
$2.0
$2.0
$2.0
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Classified Loans
Provision for Loan and Lease Losses

0.80%
0.70%
0.60%
0.50%
0.40%
0.61%
0.53%
0.50%
0.56%
0.53%
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012

($millions)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
ALLL balance - beginning of period	$143.0	$137.9	$131.1	$126.7	$121.5
Net loan charge-offs	(8.1)	(6.8)	(6.4)	(7.2)	(6.8)
Provision for loan and lease losses	3.0	-	2.0	2.0	2.0
ALLL balance - end of period	$137.9	$131.1	$126.7	$121.5	$116.7

NATIONAL PENN

Positive Asset Quality Trends

*Annualized
Net Charge-Offs / Average Loans*
($millions)
($millions)
Classified Loans and Provision

13

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.93%
1.13%
1.28%
1.49%
1.54%
1.64%
1.75%
2.03%
2.35%
2.66%
2.77%
2.86%
3.20%
3.92%
Peer 1
NPBC Q2 2012
NPBC Q1 2012
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Non-Performing Loans/Total Loans
Peer Average

NATIONAL PENN

Strong Asset Quality vs Peers

Non-performing loans include non-accrual loans and renegotiated loans
Peer data per SNL as of 3/31/12
Refer to the Appendix for peer listing
Non-Performing Loans as a % of Total Loans
Q1 2012 Peer Average = 2.26%

14

Reserves as a % of Non-Performing Loans

225%
150%
75%
0%
198%
183%
123%
95%
86%
85%
85%
81%
80%
64%
60%
58%
50%
49%
Q1 2012 Peer Average = 76%
NPBC Q2 2012
NPBC Q1 2012
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Reserves/Non-Performing Loans
Peer Average

Strong Reserve Coverage vs Peers

Non-performing loans include non-accrual loans and renegotiated loans
Peer data per SNL as of 3/31/12
Refer to the Appendix for peer listing

15

($000s)	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011
Banking - deposits	$8,460	$8,243	$9,221	$9,470	$9,261
Banking - mortgages	1,511	1,335	1,481	1,349	1,014
Loss / valuation adjustment on OREO	(1,124)	-	(265)	(229)	(43)
Banking - other	3,480	3,561	3,818	4,400	3,210
Wealth	6,005	6,161	5,616	6,227	5,856
Insurance	3,211	3,296	3,107	3,406	3,520
Subtotal - core non-interest income	21,543	22,596	22,978	24,623	22,818
Net (loss) gain on NPBC trust preferred securities	(810)	1,645	(1,543)	(506)	(430)
Loss on debt extinguishment	-	-	(1,635)	(998)	-
Loss on sale of building	-	-	-	(1,000)	-
Net (losses) gains on investments	(277)	-	1,697	1,022	-
Total non-interest income	$20,456	$24,241	$21,497	$23,141	$22,388

NATIONAL PENN

Non-Interest Income

16

($000s)	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011
Salaries, wages and employee benefits	$31,234	$31,381	$29,598	$30,809	$30,408
Premises and equipment	7,349	6,853	7,652	7,228	6,787
FDIC insurance	1,211	1,264	1,442	2,213	2,726
Other operating expenses	12,475	12,942	16,494	14,803	14,200
Core non-interest expense	52,269	52,440	55,186	55,053	54,121
Corporate reorganization expense			2,200		
Total non-interest expense	$52,269	$52,440	$57,386	$55,053	$54,121

Net interest income (FTE)	67,929	68,645	69,409	69,426	70,087
Core non-interest income	21,543	22,596	22,978	24,623	22,818
Core revenue	89,472	91,241	92,387	94,049	92,905
Core efficiency ratio	58.42%	57.47%	59.73%	58.54%	58.25%

Disciplined Expense Management

17

20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
17.68%
13.96%
10.25%
18.12%
14.40%
10.66%
18.38%
14.67%
11.04%
18.72%
15.04%
11.25%
18.71%
15.04%
11.43%
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Tangible Common Equity / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio

NATIONAL PENN

Strong Capital Position

18

NPBC Common Share Repurchases
Total NPBC common shares repurchased 2Q12	2,157,502
Weighted average repurchase price	$8.62
Total cost of shares repurchased	$18.6 million

Tangible book value per share @ 3.31.12	$6.09
Tangible book value per share @ 6.30.12	$6.18

19

$700
$600
$500
$400
$300
$200
$100
$0
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital in Excess of "Well Capitalized"

$700
$600
$500
$400
$300
$200
$100
$0
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital in Excess of "Well Capitalized" + 250bp
NPBC Trust Preferred Portion (Pooled)
NPBC Trust Preferred Portion (Retail)

$700
$600
$500
$400
$300
$200
$100
$0
Capital Management Strategies
2012 Dividend Increases*
Remaining Share Repurchase

*Annualized

NATIONAL PENN

Capital Management Opportunities
($millions)

20

Capital Management
TCE/TA=11.43%
Dividends
Increased Last 5 Quarters
M & A
Share Repurchase
2.2 million shares
Organic Growth

NATIONAL PENN

Enhancing Shareholder Value Through
Capital Management Opportunities
Evaluate Initiatives
Considering Proposed
Capital Regulations

- Manage net interest margin in current low interest rate environment

Forbes 2012
BEST BANKS
IN AMERICA

NATIONAL PENN

• Utilize strength of balance sheet as competitive
 advantage
• Win market share
• Maintain strong asset quality
• Re-risk appropriately
 • Patient and disciplined approach
• Enhance shareholder value
18
Executing on our Strategic Plan
#4 - J.D. Power and
Associates® U.S. Retail
Banking Satisfaction
StudySM for the
Mid-Atlantic Region
Forbes - America’s Best and Worst Banks, December 13, 2011.
J.D. Power and Associates® 2012 Retail Banking Satisfaction StudySM, April, 2012.

APPENDIX
19

NPBC Peer Group- 2009 Proxy Statement*
20
*Note: Wilmington Trust (WL) excluded from peer data beginning with data for 1Q 2011 due to acquisition by M&T.
 Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).
Peer	Ticker	Assets as of 3/31/12 ($billions)
Bancorp South, Inc.	BXS	$13.3
F.N.B Corporation	FNB	11.7
First Midwest Bancorp, Inc	FMBI	8.0
First Niagara Financial Group, Inc.	FNFG	35.5
FirstMerit Corporation	FMER	14.7
Fulton Financial Corporation	FULT	16.5
MB Financial, Inc.	MBFI	9.7
Old National Bancorp	ONB	8.6
Susquehanna Bancshares, Inc.	SUSQ	17.8
Trustmark Corporation	TRMK	9.9
Valley National Bancorp	VLY	16.0
Wintrust Financial Corp	WTFC	16.2

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,944
$5,993
$5,875
$5,888
$5,846
14%
55%
31%
14%
57%
29%
15%
58%
27%
15%
59%
26%
16%
59%
25%
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Time Deposits
Interest-Bearing Deposits
Non-Interest Bearing Deposits

NATIONAL PENN

Improved Deposit Mix
21
($millions)

Preferred Dividend 7.85%; After-tax Cost 5.10%

Par Value: $25.00; Issued: $65.2 million; Shares O/S: 2.53 million

$30
$25
$20
$15
$10
$0.03
$0.02
$0.01
$(0.00)
$(0.01)
$(0.02)
$(0.03)
$23.26
$24.29
$25.10
$25.12
$25.29
$25.49
$26.01
$25.45
$25.77
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
After-Tax EPS Impact
Quarter-End Closing Price

NPBC Trust Preferred Securities
(Ticker: NPBCO)
22